SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):	February 19, 2004

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville, Vermont  05654
(Address of Principal Executive Office)                     (Zip Code)

(Registrant's Telephone Number, Including Area Code)      (802) 476-3121

NONE
(Former Name or Former Address, if Changed Since Last Report)

ROCK OF AGES CORPORATION

FORM 8-K

ITEM 5.    OTHER EVENTS.

On February 19, 2004 Rock of Ages announced that its Board of Directors had declared a quarterly cash dividend of $.02 for each share of its  common stock, payable on March 30, 2004 to shareholders of record at the close of business on March 1, 2004.

On February 19, 2004, Rock of Ages also announced that the deadline for a decision in the pending ICC arbitration, Granite Stone Business International, Sarl (f/k/a Eurimex) v. Rock of Ages Corporation, was extended from February 28, 2004 to May 31, 2004.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)              Exhibits:

99.1            Press Release Dated February 19, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being furnished by Rock of Ages as required by this Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On February 19, 2004, Rock of Ages issued a press release regarding its results of operations for the quarter and year ended December 31, 2003. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this Report.

ROCK OF AGES CORPORATION

FORM 8-K

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ROCK OF AGES CORPORATION

Dated: February 19, 2004	By: /s/Michael Tule Michael Tule Vice President/General Counsel